FORTRESS AMERICA
Acquisition Corporation
Securing The Homeland

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities ™

Vortech

1

Fortress America Acquisition Corporation

Fortress America

&

Total Site Solutions

Post Preliminary Proxy Submission

Presentation

Harvey L Weiss, CEO and President FAAC

Thomas P Rosato, CEO Total Site Solutions

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities
2
Vortech

Stockholders of Fortress are advised to read Fortress’ preliminary proxy statement and definitive proxy statement in connection with Fortress’ solicitation of proxies for a special meeting of stockholders because they will contain important information.  The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the acquisition of VTC L.L.C. doing business as Total Site Solutions (“TSS”) and Vortech L.L.C.
(“Vortech”).  Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:  Fortress America Acquisition Corporation, 4100
Fairfax Drive, Suite 1150, Arlington, VA 22203.  The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site www.sec.gov

Fortress and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of Fortress stockholders to be held to approve the acquisition of Total Site Solutions and Vortech.  Information regarding Fortress’ directors and executive officers is available in its Form 10-KSB for the year ended December 31, 2005, filed with the U.S. Securities and Exchange Commission, and such information will be available in the proxy statements.  No person other than Fortress has been authorized to give any information or to make any representations on behalf of Fortress or Total Site Solutions and
Vortech in connection with the acquisition, and if given or made, such other information or representations must not be relied upon as having been made or authorized by Fortress.

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities ™
3
Vortech

FORWARD-LOOKING STATEMENTS

This slide presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934 about Fortress, Total Site Solutions, Vortech and their combined business after completion of the proposed acquisition.  Forward-looking statements are statements that are not historical facts and may be identified by the use of forward-looking terminology, including the words “believes,” “expects,” “intends,” “may,” “will,” “should” or comparable terminology.  Such forward-looking statements are based upon the current beliefs and expectations of Fortress’, Total Site Solutions’ and Vortech’s
management and are subject to risks and uncertainties which could cause actual results to differ from the forward-looking statements.  The following factors, as well as other relevant risks detailed in Fortress’ filings with the U.S. Securities and Exchange Commission, could cause actual results to differ from those set forth in the forward-looking statements: Fortress being a development stage company with no operating history; Fortress’ dependence on key personnel, some of whom may not remain with Fortress following a business combination;
Risks that the acquisition of Total Site Solutions, Vortech or another business combination may not be completed due to failure of the conditions to closing being satisfied or other factors; Fortress personnel allocating their time to other businesses and potentially having conflicts of interest with our business; The ownership of Fortress’ securities being concentrated; and risks associated with the mission-
critical sector in general and the homeland security sectors in particular. We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and developments in the industry, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation.  These forward-
looking statements are subject to numerous risks, uncertainties and assumptions.  The forward-looking statements in this presentation speak only as of the date of this presentation and might not occur in light of these risks, uncertainties and assumptions.  We undertake no obligation and disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Adjusted EBITDA

EBITDA, a measure sometimes used to measure performance, is defined as net income (loss) from continuing operations, plus interest expense net of interest income, income taxes and depreciation and amortization.  EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to net income as a measure of operating performance or to cash flows from operational activities as a measure of liquidity.  As used in this presentation, adjusted EBITDA reflects the removal from the calculation of EBITDA of certain items that are, in our judgment, either non-recurring or, for other reasons, not expected to be reflected in the performance of Total Site Solutions and Vortech after closing of the acquisition.  Adjusted EBITDA is not a completely representative measure of either the historical performance or, necessarily, the future potential of Total Site Solutions and Vortech.

The New York Times
170 Bomb Threats or Scares Reported in New York City
Telegraph.co.uk
'Next wave of Iraq suicide bombers' thwarted
BBC NEWS
Scores die in Madrid bomb carnage

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Homeland Security
Multiple Threats & Vulnerabilities

Any Time

Any Place

Power
Interruptions

Terrorism

Natural Disasters

Physical Security
Breach

Fire Event

Mechanical
System Failure

Sabotage

About Fortress America

Fortress was organized in December, 2004 to effect acquisitions in the homeland security industry

IPO raised $43.3 million after fees and expenses in July 2005

In June 2006, Fortress agreed to acquire Total Site Solutions and Vortech--
companies with strong growth records providing mission-critical facility solutions

June Cash per Share = $5.58

Transaction expected to close in early Fall 2006

Fortress will change its name to Fortress International Group

Seek NASDAQ listing post closing

Special Purpose Acquisition Corporation

About Total Site Solutions & Vortech

               Total Site Solutions

IT and Security planning,
consulting, design and
engineering

Project management for
mission-critical facilities
construction and installation

System integration and facility
management for mission-
critical facilities

Design, Engineer, Build and Maintain Mission-Critical Facilities

                Vortech

Designs and plans
secure data and voice
networks

Installs structured
networks and electrical
power

Installs peripheral
video, access control
and sensor networks

About Total Site Solutions & Vortech

Focused exclusively on the
protection of mission-critical
facilities from acts of terrorism,
sabotage, natural disasters &
power outages.

Expertise in Data centers,
network operation, call centers,
command & control centers,
bunkers, trading floors, high tech
offices

A collection of Design-Build
Services in one company to
provide cost effective, on-time
and flexible engagements from
planning through construction to
facilities management.

2005 Revenue of $58.6 million

118% CAGR since inception in 2002

2005 Adjusted EBITDA above 11%

110 employees and growing

32% of personnel with security clearance

100% of leadership cleared Top Secret

Top Secret facility clearance with SCIF

Design, Engineer, Build and Maintain Mission-Critical Facilities

Planning &

Programming

Design & Engineering

Construction Management

Installation Management

Facilities Maintenance & Service

A Collection of  Services Offering

Commissioning Services

Technology Consulting

Division

Construction Management

Division

Facility Management

Division

$38.5 million of Consideration

$11.0 Million - 29% - Cash

$17.5 million - 45% - Stock

$10.0 million – 26% - Notes (Convertible in 5 years)

Acquisition Price = $38.5 Million

5.7 times 2005 Adjusted EBITDA

VTC VALUATION SUMMARY

Valuation Method	Equity Value
Discounted Cash Flow Method (Discount Rate @ 13.2%)	$50,412,000
Discounted Cash Flow Method (Discount Rate @ 15.4%)	$41,361,000
Guideline Public Company Method (Small Market Cap)	$45,045,000
Guideline Public Company Method (Large Market Cap)	$53,926,000
Guideline Private Company Method	$58,243,000

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$38.5 million Purchase Price

Average of Valuations $49.8 million

Price is 23% lower than average valuation

A Very Good Price for Shareholders

Attached as Annex F of the Preliminary Proxy Submission

Merger of Strengths Delivers Benefits

TSS is profitable and generates cash

TSS has very low cap-ex

TSS brings a strong and respected reputation

FAAC Board brings access and relationships

FAAC Board brings operating experience

FAAC retains over $30m in cash

Balance Sheet supports >$300m in bonding capacity

Cash enables acquisitions in the 3 to 5 X EBITDA range

100%

12,755,128

TOTALS

61%

7,800,000

FAAC Investors

14%

1,750,000

FAAC Management

25%

3,205,128

Partners / Key
Employees

% Ownership*

Shares

Holder

Post-Acquisition Capitalization Table

*Does not include earnout or warrant shares

Management’s Interests are Aligned with Investors

Partners’ Ownership is 25% of Shares at Closing

Partners’ Ownership is 32% of Shares when Notes Convert

Partners’ can earn $10 million of shares as market cap increases

All management shares locked up through mid-2008

$12 million of shares held in general indemnity escrow

Key Employees will have 3 year employment agreements

Growth Platform

Market Size and Demand

Experienced Management

Organization Supports Acquisitions

Acquisition Targets are Abundant

Market Large and Growing

InterUnity Group 2006 Market Study

US All Markets Mission Critical Spend will increase from $51B to $91B from 2007 to 2011

CAGR 15.3% (5% to 7.4% of all Information Technology Spend)

US Business Mission Critical Spend will increase from $42B to $77B from 2007 to 2011

CAGR 15.8%     5 times bigger than government

US Government Mission Critical Spend will increase from $9B to $14B from 2007 to 2011

CAGR 12.6%

Demand Drivers

Critical Infrastructure Protection

PDD 63, HSPD-7 (supersedes 63)

Sarbanes-Oxley – 404 Audits

HIPPA – Privacy, Data Availability

Senior Executive, with over 25 years in mission-critical fields

Co-founder & CEO/President of Total Site Solutions(2002-present), repurchased assets from Encompass and began rebuilding Total Site Solutions

President of Total Site Solutions a division of Encompass Services Corp (1998-
2001), specializing in mission-critical facilities

President of Total Site Solutions, a Division of Commercial Air, Power & Cable,
Inc. (1997-1998), a mission-critical service provider specializing in planning, designing, building of specialized facilities. Operated division with Mr. Rosato and sold to Group
Maintenance of America Corp.

Chief  Facilities Operations & Security of IMF (1991-1997)

Senior VP of Engineering and Sales of Com-Site International, (1980-1991), a
mission-critical facilities firm.  Mr. Gallagher operated this company with current co-
owner Mr. Rosato and grew business to $90M in revenues

Board and Management

Senior Executive with 30 years in security-related field with strong IT background

Senior Executive at Digital Equipment Corporation, founded
Government Systems Group and Public Sector LOB that grew to $2b worldwide

President Unisys Public Sector Division, grew to $800m worldwide

President of Trusted Information Systems, completed successful IPO, purchased $10M intrusion detection company, sold to Network Associates for $300M (1996-1998)

CEO/Board Member of Global Integrity, a security consulting firm, sold for $105M (1999-2001)

President of Engineering Systems Solutions, a biometrics integration firm;  reached $40M revenues (2000-2002)

CEO/President of Systems Detection, security data mining (2002-2004)

CEO of Fortress America Acquisition Corp (2004-2006)

Harvey L. Weiss   - Chairman

C. Thomas McMillen – Vice Chairman

U.S. Congressman (1987-1993)

Presidential Appointee (1993-1998)

Co-founder & former CEO of GlobalSecure Corp, Ltd (homeland
security consolidator)  (2003-2004)

Chairman of Fortress America Acquisition Corp (2004-2006)

CEO of Homeland Security Capital Corporation (homeland security
investment company)      (2005-2006)

Senior Executive (CPA) with over 25 years of experience in mission-critical service businesses, building over $1B in projects.

Co-Founder & Chairman – Total Site Solutions (2002-present). Repurchased assets from Encompass and began rebuilding Total Site Solutions.

President - Group Maintenance of America/Encompass Services Corporation,
National Accounts Division (1998-2001).  The division grew from $0 to $180M in three years.  Specializing in mission-critical design build services.

Founder and President - Commercial Air, Power & Cable, Inc. (1995-1998).
Created a division called Total Site Solutions with current co-owner Gerard
Gallagher and sold to Group Maintenance of America, a consolidator in the mechanical and electrical services business.

CFO and Chief Operating Officer – Com-Site Enterprises (1980-1995), a
mission- critical specialty services firm.  Mr. Rosato Operated this company with current co-owner Gerard Gallagher and grew business to a $90M services firm.

Certified Public Accountant and Auditor – Coopers & Lybrand (1973-1979).

Thomas P. Rosato - CEO

Gerard J. Gallagher - President

Past 25 Years Launched and Grew 3 Companies

Com Site Services from zero to $90 mm in 8 years

Encompass Services Corp from zero to $190 mm in 3 years

Total Site Solutions & Vortech from zero to $58 mm in 3 years

EBITDA

Revenue

Recent  Three Years of Significant Financial Growth

Operating Management Experience

Acquisitions are Effectively Integrated

TSS has a Division Structure

Technology Consulting, Construction Management, Facility Management, Network and Power

Divisions are complementary

Each Division precipitates follow-on business per the Pyramid Solution Path

Division Managers are key to growth

Experienced in acquisitions and integration

Existing delivery management in place with succession plans and training

Existing delivery management has 2 X project capacity

Infrastructure and operating cash in place

Accounting system meets audit and accounting requirements for 10 X current size

Human Resources centralized for hiring, development and training, compensation and benefits

Corporate security office in place for Clearance and Facility Management

Centralized Bus Dev and Project Management

One Sales Organization for pipeline management and planning

Central Project and Construction Management

Centralized Facility Management and NOC

TOTAL SITE SOLUTIONS
Bridging the Gap Between IT & Facilities ™
19
Vortech

Acquisition Strategies

Boston

New York

Atlanta

Miami

Chicago

San Francisco

Los Angeles

Dallas

Houston

Seattle

Geographic

Functionality

Network
Operation Center

Facility
Management

Perimeter security
solutions

Situational
Awareness

International

Europe

Middle East

Asia

Joint Ventures

Partnerships

Geographic Acquisition Strategy

Specialty Engineering PC

4 to 8 persons

Generating $2 to 4 million annually

Maintain current Eng & Consult Rev for 3 to 5 years

Generate $5 million of added services rev year 1

Generate $10 to 15 million of added services rev year 2+

Add 10% of added services revenues to FM base annually

IT Consulting and Integration Firm

5 to 10 persons

Generating $3 to 6 million annually

Generate $2 to 5 million of added revenue year 1

Generate $5 to 10 million of added revenue year 2+

Functionality Target Strategy

Facility Management

Equipment Monitoring and Outage Management

Maintenance and Repair Management

External and Internal Maintenance

Access Monitoring and Management

Network Operation Center

Conditional Alert Management

Message and Response Management

Situational awareness and incident management capability

Automated Sensor Management

Thank You